NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com

PROGRESSIVE REPORTS NOVEMBER RESULTS

MAYFIELD VILLAGE, OHIO -- December 16, 2015 -- The Progressive Corporation (NYSE:PGR) today reported the following results for November 2015:

	November	November
(millions, except per share amounts and ratios; unaudited)	2015	2014	Change

Net premiums written	$1,500.1	$1,298.9	15%
Net premiums earned	$1,596.6	$1,414.1	13%
Net income available to Progressive	$94.5	$82.0	15%
Per share	$0.16	$0.14	16%
Total pretax net realized gains (losses) on securities
(including net impairment losses)	$12.0	$(2.8)	NM
Combined ratio	93.1	92.9	0.2 pts.
Average diluted equivalent shares	587.7	591.6	(1)%
NM = Not Meaningful
We acquired a controlling interest in ARX Holding Corp. (ARX), parent company of American Strategic Insurance (ASI) and other subsidiaries, on April 1, 2015. Beginning in April 2015, our companywide results include the results of ARX and its subsidiaries, which are included in the "Property business" throughout the release. Periods prior to April 1, 2015, do not include ARX's results.

(thousands; unaudited)	November	November	Change
	2015	2014
Policies in Force
Vehicle businesses:
Agency – auto	4,749.2	4,757.1	0%
Direct – auto	4,906.6	4,501.9	9%
Total personal auto	9,655.8	9,259.0	4%
Total special lines	4,121.1	4,047.3	2%
Total Personal Lines	13,776.9	13,306.3	4%
Total Commercial Lines	555.4	517.5	7%
Property business	1,076.4	—	NM

NM = Not meaningful; Property business written by Progressive prior to April 2015 was negligible.

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned and/or operated predominantly by small businesses. Our Property business writes personal and commercial property insurance for homeowners, other property owners, and renters.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the "Monthly Commentary" at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
November 2015
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$1,500.1
Revenues:
Net premiums earned	$1,596.6
Investment income	40.6
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	0
Net realized gains (losses) on securities	12.0
Total net realized gains (losses) on securities	12.0
Fees and other revenues	23.6
Service revenues	7.2
Total revenues	1,680.0

Expenses:
Losses and loss adjustment expenses	1,167.8
Policy acquisition costs	134.2
Other underwriting expenses	207.9
Investment expenses	2.1
Service expenses	6.7
Interest expense	11.3
Total expenses	1,530.0
Income before income taxes	150.0
Provision for income taxes	49.6
Net income	100.4
Less: Income attributable to noncontrolling interest (NCI)	5.9
Net income available to Progressive	94.5

Other comprehensive income, net of tax
Changes in:
Total net unrealized gains (losses) on securities	(24.0)
Net unrealized gains (losses) on forecasted transactions	(0.1)
Foreign currency translation adjustment	0
Other comprehensive income (loss)	(24.1)
Other comprehensive (income) loss attributable to NCI	$0.6
Total comprehensive income (loss) available to Progressive	$71.0

1For a description of our financial reporting and accounting policies, see Note 1 to our 2014 audited consolidated financial statements included in our 2014 Shareholders’ Report, and Note 1 - Basis of Presentation in our Second Quarter 2015 Report on Form 10-Q, both of which can be found at www.progressive.com/investor.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
November 2015
(millions)
(unaudited)

	Year-to-Date
	2015	2014	% Change
Net premiums written	$19,171.6	$17,085.7	12

Revenues:
Net premiums earned	$18,295.1	$16,628.6	10
Investment income	412.6	370.6	11
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	(23.2)	(7.9)	194
Net realized gains (losses) on securities	132.4	209.5	(37)
Total net realized gains (losses) on securities	109.2	201.6	(46)
Fees and other revenues	281.3	276.1	2
Service revenues	79.2	50.1	58
Gains (losses) on extinguishment of debt	(0.9)	(4.8)	(81)
Total revenues	19,176.5	17,522.2	9

Expenses:
Losses and loss adjustment expenses	13,247.3	12,090.5	10
Policy acquisition costs	1,517.0	1,379.6	10
Other underwriting expenses	2,503.1	2,246.5	11
Investment expenses	20.8	17.1	22
Service expenses	71.1	46.5	53
Interest expense	124.6	107.0	16
Total expenses	17,483.9	15,887.2	10

Income before income taxes	1,692.6	1,635.0	4
Provision for income taxes	545.5	541.6	1
Net income	1,147.1	1,093.4	5
Less: Income attributable to noncontrolling interest (NCI)	23.2	0	NM
Net income available to Progressive	1,123.9	1,093.4	3

Other comprehensive income (loss), net of tax
Changes in:
Total net unrealized gains (losses) on securities	(136.3)	113.1	(221)
Net unrealized gains (losses) on forecasted transactions	(9.6)	(2.5)	284
Foreign currency translation adjustment	(1.2)	(0.3)	300
Other comprehensive income (loss)	(147.1)	110.3	(233)
Other comprehensive (income) loss attributable to NCI	1.8	0	NM
Total comprehensive income available to Progressive	$978.6	$1,203.7	(19)

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
November 2015
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2015	2014

Net income available to Progressive	$94.5	$1,123.9	$1,093.4
Per share:
Basic	$0.16	$1.92	$1.85
Diluted	$0.16	$1.91	$1.84

Comprehensive income (loss) available to Progressive	$71.0	$978.6	$1,203.7
Per share:
Diluted	$0.12	$1.66	$2.02

Average shares outstanding - Basic	583.9	585.7	590.9
Net effect of dilutive stock-based compensation	3.8	3.7	4.2
Total equivalent shares - Diluted	587.7	589.4	595.1
		.

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2015	2014
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.1%	1.8%	3.3%
Common stocks	0.4%	2.6%	12.7%
Total portfolio	0.1%	1.9%	4.4%

Pretax annualized investment income book yield	2.5%	2.4%	2.4%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
November 2015
($ in millions)
(unaudited)

Current Month
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$662.9	$622.5	$1,285.4	$153.4	$61.3	$1,500.1
% Growth in NPW	5%	16%	10%	18%	NM	15%
Net Premiums Earned	$709.5	$656.1	$1,365.6	$163.7	$67.3	$1,596.6
% Growth in NPE	3%	12%	7%	15%	NM	13%

GAAP Ratios
Loss/LAE ratio	73.1	76.3	74.6	59.6	76.1	73.2
Expense ratio	19.5	18.6	19.1	20.8	34.9[2]	19.9
Combined ratio	92.6	94.9	93.7	80.4	111.0[2]	93.1

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$5.7
Current accident year						(4.5)
Calendar year actuarial adjustment	$6.2	$4.3	$10.5	$1.3	$(10.6)	$1.2

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$5.7
All other development						0.8
Total development						$6.5

Calendar year loss/LAE ratio						73.2
Accident year loss/LAE ratio						73.6

NM=Not meaningful; Property business written by Progressive prior to April 2015 was negligible.

1 Includes results for all of our run-off  businesses, including our professional liability group. For the month, our run-off businesses generated no underwriting profit or loss.

2 Included in both the expense ratio and combined ratio is $5.0 million, or 7.4 points, of amortization/depreciation expense associated with the acquisition of a controlling interest in ARX Holding Corp. Excluding this additional expense, the Property business would have reported an expense ratio of 27.5 and a combined ratio of 103.6 for November 2015. The underwriting loss for the month reflects an increase in costs, both frequency and severity, related to the current accident year.

3 Represents adjustments solely based on our actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
November 2015
($ in millions)
(unaudited)

Year-to-Date
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$8,615.2	$7,895.7	$16,510.9	$2,036.6	$624.5	$19,171.6
% Growth in NPW	3%	13%	8%	17%	NM	12%
Net Premiums Earned	$8,397.9	$7,524.5	$15,922.4	$1,833.1	$540.0	$18,295.1
% Growth in NPE	2%	12%	6%	10%	NM	10%

GAAP Ratios
Loss/LAE ratio	72.8	75.1	73.9	61.7	64.5	72.4
Expense ratio	19.6	20.2	19.9	21.7	32.5[2]	20.4
Combined ratio	92.4	95.3	93.8	83.4	97.0[2]	92.8

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$77.0
Current accident year						76.0
Calendar year actuarial adjustment	$65.3	$54.0	$119.3	$25.4	$8.3	$153.0

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$77.0
All other development						214.7
Total development						$291.7

Calendar year loss/LAE ratio						72.4
Accident year loss/LAE ratio						74.0

NM=Not meaningful; Property business written by Progressive prior to April 2015 was negligible.

1 Includes results for all of our run-off  businesses, including our professional liability group. On a year-to-date basis, our professional liability group ceded $0.4 million of reinstatement premiums to our reinsurers pursuant to existing reinsurance contracts, which reduced our reported companywide net premiums written and earned. In total, our run-off businesses generated $0.6 million underwriting loss on a year-to-date basis.

2 Included in both the expense ratio and combined ratio is $40.1 million, or 7.4 points, of amortization/depreciation expense associated with the acquisition of a controlling interest in ARX Holding Corp. Excluding this additional expense, the Property business would have reported a year-to-date expense ratio of 25.1 and combined ratio of 89.6.

3 Represents adjustments solely based on our actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

November
2015
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities (amortized cost: $15,476.5)	$15,524.7
Equity securities:
Nonredeemable preferred stocks[1] (cost: $676.2)	789.7
Common equities (cost: $1,489.9)	2,698.8
Short-term investments (amortized cost: $2,453.7)	2,453.7
Total investments[2]	21,466.9
Net premiums receivable	4,056.5
Deferred acquisition costs	581.6
Goodwill and intangible assets	946.5
Other assets[3]	3,276.3
Total assets	$30,327.8

Unearned premiums	$6,840.7
Loss and loss adjustment expense reserves[3]	9,954.0
Other liabilities[2]	2,610.2
Debt	2,710.4
Total liabilities	22,115.3
Redeemable noncontrolling interest (NCI)	454.4
Shareholders' equity	7,758.1
Total liabilities, NCI, and shareholders' equity	$30,327.8

Common shares outstanding	584.2
Shares repurchased - November	0.28
Average cost per share	$31.55
Book value per share	$13.28
Trailing 12-month return on average shareholders' equity
Net income available to Progressive	17.9%
Comprehensive income available to Progressive	15.4%
Net unrealized pretax gains (losses) on investments	$1,368.4
Increase (decrease) from October 2015	$(37.0)
Increase (decrease) from December 2014	$(203.8)
Debt-to-total capital ratio[4]	25.9%
Fixed-income portfolio duration	1.9
Weighted average credit quality	A+
Year-to-date Gainshare factor[5]	1.57

1 As of November 30, 2015, we held certain hybrid securities and recognized a change in fair value of $2.2 million as a realized gain during the period we held these securities.
2 At November 30, 2015, we had $78.7 million of net unsettled security transactions, including collateral on open derivative positions.
3 Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $1,401.9 million, which are included in "other assets."
4 Ratio reflects debt as a percent of debt plus shareholders' equity; redeemable noncontrolling interest is not part of this calculation.
5 The Gainshare factor excludes the results of our Property business.

Monthly Commentary

•
As previously announced, on December 4, 2015, the Board of Directors declared an annual variable dividend to be paid February 12, 2016, to shareholders of record as of the close of business on February 3, 2016 (ex-dividend date of February 1, 2016). The amount of the dividend will be based on the Company's 2015 financial results pursuant to the following formula:

		After-Tax		33 1/3%
Dividend		Underwriting	X	Target	X	Gainshare Factor
Amount Per	=	Income		Percentage
Share			Common Shares Outstanding on 12/31/15

In accordance with the variable dividend policy, no dividend will be paid under the above formula if the Company experiences an after-tax underwriting loss for 2015 or if the Company's after-tax comprehensive income is less than its after-tax underwriting income for the year. Year-to-date through November, after-tax underwriting income was $850.9 million, after-tax comprehensive income was $978.6 million, and the Gainshare factor was 1.57. Consistent with our policy of not providing projections of our financial results, we are not providing an estimate of the 2015 annual dividend at this time. Investors who choose to calculate or project a dividend amount based on interim results are cautioned, however, that any such estimates may vary from the dividend that may ultimately be paid on the basis of our full-year and the final Gainshare factor.

For a detailed discussion of the Company's annual variable dividend policy, the components of the formula set forth above, and the limitations included in the policy, please go to http://investors.progressive.com/phoenix.zhtml?c=81824&p=irol-dividends

Events
We plan to release December results on Wednesday, January 27, 2016, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient-online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. Home insurance is underwritten by select carriers, including our majority-owned subsidiary, American Strategic Insurance (ASI).

Progressive is the fourth largest auto insurer in the country; a leading seller of motorcycle and commercial auto insurance; and through ASI, one of the top 20 homeowners carriers. Progressive also offers car insurance online in Australia at
http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot® and Service Centers.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets that affect the valuation of securities, including derivatives, in our portfolio); the possible failure of one or more governmental, corporate, or other entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including reinsurers and other counterparties to certain financial transactions; the accuracy and adequacy of our pricing, loss reserving, and reinsurance methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to attract and retain more customers; our ability to obtain adequate reinsurance at acceptable rates and to collect under our reinsurance contracts; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for the introduction of products to new jurisdictions, for requested rate changes and the timing thereof and for any proposed acquisitions; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments at the state and federal levels, including, but not limited to, matters relating to vehicle and homeowners insurance, health care reform and tax law changes; disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; weather conditions (including the severity and frequency of storms, hurricanes, floods, snowfalls, hail, and winter conditions); changes in driving patterns, including vehicle usage as influenced by the level of oil and gas prices, among other factors; our ability to accurately recognize and appropriately respond in a timely manner to changes in loss frequency and severity trends; technological advances; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems, including protecting our information technology systems from cyber-attacks and other intrusions, and business functions, and safeguard personal and sensitive information and data in our possession; our continued access to and functionality of third-party systems that are critical to our business; court decisions, new theories of insurer liability or interpretations of insurance policy provisions and other trends in litigation; changes in health care and auto and property repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.